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                                                                   EXHIBIT 10.22


                          VALASSIS COMMUNICATIONS, INC.
                              AMENDED AND RESTATED
                          1992 Long-Term Incentive Plan

                  1. Purpose. The purpose of the Amended and Restated 1992 Long-Term Incentive Plan (the "Plan") is to advance the interests of Valassis Communications, Inc. (the "Company") and its shareholders by providing incentives to employees, officers, directors of the Company and its affiliates and to certain other individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.

                  2. Administration. The Plan shall be administered solely by the Compensation/Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan or any transactions involving a grant or award thereunder to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. Each member of the Committee shall be a "non-employee director" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan or any transactions involving a grant or award thereunder to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may fail to be a "non-employee director."

          The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein and described in the foregoing paragraph) to select the employees and other individuals to be granted options under the Plan ("Options"), to determine the type, size and terms of the grant of Options to be made to each individual selected, to modify the terms of any Option that has been granted, to determine the time when Options will be granted, to make any adjustments necessary or desirable as a result of the granting of Options to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Option Agreements (as hereinafter defined) made under the Plan. The Committee is authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination, which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole



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 and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company or its Affiliates (as hereinafter defined) to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Options granted or to be granted to Plan participants. No member of the Committee and no officer of the Company or its Affiliates shall be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company or its Affiliates in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

                  3.  Participation.

                  (a) Affiliates. If an Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its employees or other individuals performing services for it. As used herein, the term "Affiliate" means any entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company as determined by the Committee in its discretion. Notwithstanding the foregoing, all of the Company's wholly-owned subsidiaries are deemed to be Affiliates entitled to participate in the Plan, subject to any additional conditions as may be required by any applicable foreign laws.

          An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it, except as may be approved by the Committee in its discretion.

                  (b) Participants. All of the Company's employees, officers and directors are eligible to participate in the Plan. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the employees, officers and directors and other individuals performing services for the Company, including consultants or independent contractors and others who perform services for the Company and its Affiliates, who may be granted Options under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

                  4.  Options under the Plan.

                  (a) Options. Options, which include Options that meet the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")

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       ("Incentive Stock Options"), Options that are not Incentive Stock Options
       ("Non-Qualified Stock Options") or combinations thereof, are rights to purchase common shares of the Company, par value $0.01 per share (the "Common Shares"). Non-Qualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5.

                        (b) Maximum Number of Shares that May Be Issued. There may be issued under the Plan an aggregate of not more than 7,103,947 Common Shares, subject to adjustment as provided in Paragraph 8. The maximum number of Common Shares which may be made subject to an Option granted under the Plan to any participant in any fiscal year during the term of the Plan is 1,000,000 Common Shares.

                        (c) Rights with respect to Common Shares and Other Securities. Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of an Option is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Option until the date of the issuance of a stock certificate to him or her for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 8, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

                        5. Conditions and Restrictions. An Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Option granted under the Plan shall be evidenced by an instrument ("Option Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

                        (a) The option price may be equal to, or greater than, the Fair Market Value (as hereinafter defined) of the Common Shares subject to such Option at the time the Option is granted; provided, however, (i) that in the case of an Incentive Stock Option granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such Fair Market Value at the time the Option is granted; and (ii) that in the case of all Options granted effective as of the consummation of the initial public offering of the Common Shares (the "Initial Public Offering"), the option price shall be equal to the public offering price per share in such Initial Public Offering.

                        (b) The Committee shall determine the number of Common Shares to be subject to each Option. Options shall become exercisable in installments, if any, as provided by the Committee.



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                  (c) Except as may be approved by the Committee where such
 approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act or Section 422 of the Code or where such approval shall not adversely affect the participant's tax treatment on the grant of Non-Qualified Options under the Code and applicable regulations, any Option offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him or her, and a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

                  (d)      The Option shall not be exercisable:

                           (i) in the case of any Incentive Stock Option granted
                  to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

                           (ii) unless payment in full is made for the shares
                  being acquired thereunder at the time of exercise. Such payment shall be made in such form (including, but not limited to, cash, Common Shares owned by the participant for at least six months, or any combination thereof) as the Committee may determine in its discretion; and

                           (iii) unless the person exercising the Option has
                  been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Code is applicable, except that, in the discretion of the Committee:

                                            A. if such person shall cease such
                           employment or performance of services by reason of his Disability (as defined in Paragraph 7) or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an option which has not expired and has not been fully exercised, such person may exercise the Option with respect to any Common Shares as to which he or she could have exercised the Option on the date he ceased such employment or performance of services (and, if the Committee so determines, with respect to any or all Common Shares under such Option as to which he could not then have otherwise


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                           exercised such Option) for an additional period of up
                           to three years after the date he or she ceased such employment or performance of services (but in no event after the expiration date of the Option); or

                                            B. if such person shall cease such
                           employment or performance of services by reason of death while holding an Option that has not expired and has not been fully exercised, his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the expiration date of the Option), exercise the Option with respect to any Common Shares as to which the decedent could have exercised the Option at the time of his or her death (and if the Committee so determines, with respect to any or all Common Shares subject to such Option as to which the decedent could not then have otherwise exercised such option); and

                                            C. if such person shall cease such
                           employment or performance of services for any reason other than Disability, early, normal or deferred retirement or death, while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option with respect to any Common Shares as to which he or she could have exercised the Option on the date he or she ceased such employment or performance of services (and, if the Committee so determines, with respect to any or all Common Shares under the Option as to which he or she could not then have otherwise exercised the Option) for such additional period, if any, following the date he or she ceased such employment or performance of services, that the Committee may determine (but in no event after the expiration date of the Option).

                  (e) For purposes of this Plan, "Fair Market Value" per Common Share as of a particular date shall mean (i) the closing sales price per Common Share on a national securities exchange for the last preceding date on which there was a sale of such Common Shares on such exchange, or (ii) if Common Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, or (iii) if the shares of Common Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

                  (f) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan), with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

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                  (g) It is the intent of the Company that Non-Qualified Stock
 Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Agreements providing Non-Qualified Stock Options shall provide that such Options are not Incentive Stock Options for purposes of Section 422 of the Code. Furthermore, the intent of the Company is that all Stock Options granted under this Plan shall be Stock Options with fixed and determinable terms, and not options with variable terms, all within the meaning of Accounting Principles Board Opinion No. 25; all ambiguities in construction of Stock Option Agreements shall be so interpreted, and all Stock Option Agreements shall be deemed supplemented to the extent necessary effectuate to this intent and contrary provisions disregarded. Without limiting the foregoing all Stock Options granted under the Plan shall fully vest no later than the end of five years following the grant of the option and shall be exercisable until a date no earlier than the end of the seventh year following the grant of the option, unless a different vesting and exercise schedule specific as to date is contained in the Stock Option Agreement and subject to any requirements of continued employment in the Stock Option Agreement.

                  6. Amendment or Substitution of Options under the Plan. The terms of any outstanding Option under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Option) provided that no such amendment shall adversely affect in a material manner any right of a participant under the Option without his or her written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, Affiliate, division or department thereof, on the Plan or on any Option under the Plan. The Committee may, in its discretion, permit holders of Options under the Plan to exchange outstanding Options for the grant of new Options, or require holders of Options to surrender outstanding Options as a condition precedent to the grant of new Options under the Plan.

                  7. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of Disability, if the participant is absent from his or her duties with the Company or an Affiliate for a period of at least 180 days during any 12 month period as a result of incapacity due to a mental or physical illness. The method of establishing Disability shall be a good faith determination by the Committee.

                  8. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all


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 or part of its assets, or in the event of any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Option or the number of Common Shares available for Options, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

                 9. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment to which he or she may be entitled in respect of any Option under the Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his or her beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.

                  10.     Change in Control.

                  (a) Upon the occurrence of a Change in Control (as hereinafter defined), each Option that is outstanding on the date of such Change in Control shall be exercisable in full immediately (whether or not then exercisable).

                  (b) For this purpose, a Change in Control shall be deemed to have occurred if:

                    (i) any Person (as defined below) is or becomes the
               beneficial owner (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than 50% of the combined voting power of the Company's then outstanding securities; or

                    (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for

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               election by the Company's shareholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                          (iii) the shareholders of the Company approve a
               merger or consolidation of the Company with any other corporation, which merger or consolidation is consummated, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with newly acquired ownership acquired in such transaction by any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
               (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                          (iv) the shareholders of the Company approve
               a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company to any Person of all or substantially all the Company's assets, which liquidation, sale or disposition is consummated.

                          For purposes of this subsection 10(b), Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any of its Affiliates; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                           11.      Miscellaneous Provisions.

                           (a) No employee or other person shall have any claim or right to be granted an Option under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for an reason is specifically reserved.

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                   (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Option, contingent or otherwise, until written evidence of the Option shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Option applicable to such recipient (and each person claiming under or through him or her) have been met.

                   (c) No Common Shares, other Company securities or property, or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

                   (d) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, other securities or property, or other forms of payment, or any combination thereof, upon exercise of any Option under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit a participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Option, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, other Company securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Option to such person, having a fair market value equal to the amount of such taxes.

                   (e) The expenses of the Plan shall be borne by the Company.

                   (f) By accepting any Option under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken by the Company, the Board or the Committee or its delegates.

                   (g) Fair market value in relation to securities (other than Common Shares) or property or other forms of payment of Options under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.



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                   (h) The masculine pronoun includes the feminine and the
 singular includes the plural wherever appropriate.

                   (i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

                   (j) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Options granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

                   12. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment or suspension of the Plan shall adversely affect in a material manner any right of any participant with respect to any Option theretofore granted without such participant's written consent, except as permitted under Paragraph 8.

                    13.     Effective Date and Duration of Plan.

                    (a)     This Plan shall be effective as of March 18, 1992.

                    (b) This Plan shall terminate upon the earlier of the following dates or event to occur:

                            (i) upon the adoption of a resolution of the Board
                    terminating the Plan; or

                           (ii) ten years from February 24, 1992, the date the
                    Plan was initially approved and adopted by the sole shareholder of the Company, provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Non-Qualified Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any Option theretofore granted under the Plan except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 8.

                    The Plan was originally approved by the sole shareholder of the Company on February 24, 1992 and amended and restated by the Board of Directors on September 15, 1998.






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